EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ John P. Case
John P. Case

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ William Cavanaugh III
William Cavanaugh III

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Alan H. Cohen
Alan H. Cohen

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Ngaire E. Cuneo
Ngaire E. Cuneo

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Charles R. Eitel
Charles R. Eitel

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s / Norman K. Jenkins
Norman K. Jenkins

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Melanie R. Sabelhaus
Melanie R. Sabelhaus

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Peter M. Scott III
Peter M. Scott III

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ David P. Stockert
David P. Stockert

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Chris Sultemeier
Chris Sultemeier

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Michael E. Szymanczyk
Michael E. Szymanczyk

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, his attorneys-in-fact and agents, with full power of substitution and resubstitution for him in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Warren M. Thompson
Warren M. Thompson

EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints James B. Connor, Mark A. Denien, and Ann C. Dee, and each of them, her attorneys-in-fact and agents, with full power of substitution and resubstitution for her in any and all capacities, to sign the combined annual report on Form 10-K of Duke Realty Corporation and Duke Realty Limited Partnership for the year ended December 31, 2018, and any amendment thereof, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each of such attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary in connection with such matters and hereby ratifying and confirming all that each of such attorneys-in-fact and agents or his or her substitute or substitutes may do or cause to be done by virtue hereof.

Dated: January 30, 2019

/s/ Lynn C. Thurber
Lynn C. Thurber